                                                                    Exhibit 10.4
================================================================================




                         REGISTRATION RIGHTS AGREEMENT

                                    between

                             SAMSONITE CORPORATION

                                      and

                          APOLLO INVESTMENT FUND, L.P.


                              ___________________

                           Dated as of April 7, 1999



================================================================================

                               TABLE OF CONTENTS


1.  Certain Definitions...................................................     1

2.  Demand Registrations..................................................     2
    (a)  Right to Request Registration....................................     2
    (b)  Number of Demand Registrations...................................     3
    (c)  Priority on Demand Registrations.................................     3
    (d)  Restrictions on Demand Registrations.............................     4
    (e)  Selection of Underwriters........................................     4
    (f)  Other Registration Rights........................................     5
    (g)  Pre-emption of Demand Registration...............................     5
    (h)  Effective Period of Demand Registrations.........................     6

3.  Piggyback Registrations...............................................     6
    (a)  Right to Piggyback...............................................     6
    (b)  Priority on Primary Registrations................................     7
    (c)  Priority on Secondary Registrations..............................     7
    (d)  Selection of Underwriters........................................     8
    (e)  Other Registrations..............................................     8

4.  Holdback Agreements...................................................     8

5.  Registration Procedures...............................................     9

6.  Registration Expenses.................................................    13

7.  Indemnification.......................................................    14

8.  Participation in Underwritten Registrations...........................    17

9.  Rule 144..............................................................    17

10. Miscellaneous.........................................................    17
    (a)  No Inconsistent Agreements.......................................    17
    (b)  Remedies.........................................................    17
    (c)  Amendments and Waivers...........................................    18
    (d)  Successors and Assigns...........................................    18
    (e)  Severability.....................................................    18
    (f)  Counterparts.....................................................    18
    (g)  Descriptive Headings.............................................    18
    (h)  Governing Law....................................................    18
    (i)  Notices..........................................................    18

      REGISTRATION RIGHTS AGREEMENT dated as of April 7, 1999, between Samsonite Corporation, a Delaware corporation (the "Company"), and Apollo Investment Fund, L.P., a Delaware limited partnership ("Apollo").

          In consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

      1.  Certain Definitions.

     In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

     "Agreement" means this Registration Rights Agreement, including all
      ---------
amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

     "Business Day" means any day on which commercial banks are open for
      ------------
business in New York, New York.

     "Common Stock" means the Company's common stock, par value $0.01 per share.
      ------------

     "Convertible Preferred Stock" means the Company's Series Z Convertible
      ---------------------------
Preferred Stock, par value $0.01 per share.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Holder" means Apollo, its affiliates, accounts managed by Apollo or any
      ------
such affiliate and any successors or as-signs of Apollo, any such affiliate or any such account who acquires Registrable Common Stock, directly or indirectly, from Apollo, such affiliate, such account or such transferee or assignee. For purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Common Stock as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

     "Person" means an individual, partnership, corporation, trust, limited
      ------
liability company, or unincorporated organi-zation, or a government or agency or political subdivision thereof.

     "Prospectus" means the prospectus or prospectuses included in any
      ----------
Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Common Stock covered by such Registration Statement and by all other amendments and supplements in the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

     "Registrable Common Stock" means (a) any of the Common Stock or (b) any of
      ------------------------
the Convertible Preferred Stock, in each case, held by the Holders from time to time as to which registration pursuant to the Securities Act is required for a public sale, including, in the case of Convertible Preferred Stock, the Common Stock issued or issuable upon conversion of the Convertible Preferred Stock.

     "Registration Statement" means any registration statement of the Company
      ----------------------
which covers any of the Registrable Common Stock pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

     "SEC" means the Securities and Exchange Commission.
      ---

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "underwritten registration or underwritten offering" means a registration
      --------------------------------------------------
in which securities of the Company are sold to underwriters for reoffering to the public.

     2.  Demand Registrations.

     (a)  Right to Request Registration.  Any time after the date of this
          -----------------------------
Agreement, Apollo, its affiliates or any Person designated by Apollo or its affiliates (so long as the Person making such demand is a Holder of Registrable Common Stock) may request registration under the Securities Act of all or part of the Registrable Common Stock ("Demand Registrations").

     Within 10 days after receipt of any such request for Demand Registration, the Company shall give written notice of such request to all other Holders of Registrable Common Stock and shall, subject to the provisions of Section 2(d) hereof, include in such registration all such Registrable Common Stock with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          For purposes of determining the number of shares of Registrable Common stock held by a Holder, for purposes of this Agreement but not for any other purpose, any holder of record of such Convertible Preferred Stock shall be deemed to be a Holder of the number of shares of Common Stock issuable upon conversion of such Convertible Preferred Stock.

      (b)  Number of Demand Registrations.  Subject to the provisions of Section
           ------------------------------
2(a), the Holders of Registrable Common Stock shall be entitled to request an aggregate of three Demand Registrations; provided the Holders shall not be
                                         --------
entitled to request more than one Demand Registration during any 12-month period. A registration shall not count as one of the permitted Demand Registration (i) until it has become effective, (ii) if the Holders initiating the request for such registration are not able to register and sell at least 50% of the Registrable Common Stock requested by such Holders to be included in such registration or (iii) in the case of a Demand Registration that would be the last permitted Demand Registration requested hereunder, if the Holders requesting such registration are not able to register and sell all of the Registrable Common Stock requested to be included by such Holders in such registration.

      (c)  Priority on Demand Registrations.  Except as provided in Section
           --------------------------------
2(g), the Company shall not include in any Demand Registration any securities which are not Registrable Common Stock without the written consent of the Holders of a majority of the shares of Registrable Common Stock to be included in such registration, or, if such Demand Registration is an underwritten offering, without the written consent of the managing underwriters. If the managing underwriters of the requested Demand Registration advise the Company in writing that in their opinion the number of shares of Registrable Common Stock proposed to be included in any such registration exceeds the number of securities which can be sold in such offering, the Company shall include in such registration only the number of shares of Registrable Common Stock which in the opinion of such managing underwriters can be sold. If the number of shares which can be sold is less than the number of shares of Registrable Common Stock proposed to be registered, the amount of Regis-trable Common Stock to be so sold shall be allocated pro rata among the Holders of Registrable Common Stock desiring to participate in such registration on the basis of the amount of such Registrable Common Stock initially proposed to be registered by such Holders. If the number of shares which can be sold exceeds the number of shares of Registrable Common Stock proposed to be sold, such excess shall be allocated pro rata among the other holders of securities, if any, desiring to participate in such registration based on the amount of such securities initially requested to be registered by such holders.

      (d)  Restrictions on Demand Registrations.  The Company shall not be
           ------------------------------------
obligated to effect any Demand Registration within three months after the effective date of a previous Demand Registration or a previous registration under which the Holders had piggyback rights pursuant to Section 3 hereof (irrespective of whether such rights were exercised). The Company may (i) postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if, based on the good faith judgment of the Company's Board of Directors, such postponement or withdrawal is necessary in order to avoid premature disclosure of a matter the Board has determined would not be in the best interest of the Company to be disclosed at such time or (ii) postpone the filing of a Demand Registration in the event the Company shall be required to prepare audited financial statements as of a date other than its fiscal year end (unless the stockholders requesting such registration agree to pay the expenses of such an audit); provided, however, that in no event shall
                                    --------
the Company withdraw a registration statement under clause (i) after such registration statement has been declared effective; and provided, further,
                                                        --------
however, that in any of the events described in clause (i) or (ii) above, the Holders initiating the request for such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations. The Company shall provide written notice to the Holders of Registrable Common Stock initiating the request for such Demand Registration of (x) any postponement or withdrawal of the filing or effectiveness of a registration statement pursuant to this paragraph (d), (y) the Company's decision to file or seek effectiveness of such registration statement following such withdrawal or postponement and (z) the effectiveness of such registration statement.

      (e)  Selection of Underwriters.  If any of the Registrable Common Stock
           -------------------------
covered by a Demand Registration are to
be sold in an underwritten offering, the Company shall have the right to select the managing underwriter(s) to administer the offering.

      (f)  Other Registration Rights.  The Company shall not grant to any Person
           -------------------------
the right, other than as set forth herein and except to employees of the Company with respect to registrations on Form S-8 (or any successor forms thereto), to request the Company to register any securities of the Company except such rights as are not more favorable than or inconsistent with the rights granted to the Holders herein, without the written consent of the Holders of a majority of the number of shares of Registrable Common Stock then outstanding.

      (g)  Pre-emption of Demand Registration. Notwithstanding anything to the
           ----------------------------------
contrary contained herein, if at any time a Holder shall request a Demand Registration pursuant to this Section 2, the Company may elect at that time to effect an underwritten primary registration if, based on the good faith judgment of the Company's Board of Directors, it would be in the best interests of the Company to access the public market to raise equity capital in order to (i) finance an acquisition that is the subject of a letter intent or acquisition agreement at the time of such request for a Demand Registration or (ii) deleverage the Company to deal with potential covenant or other defaults under any material contract. If the Company elects to effect a primary registration after receiving such a request for a Demand Registration, the Company will give prompt written notice (and in any event within 45 days after receiving such a request for a Demand Registration) to all Holders of its intention to effect such a registration and shall afford the Holders rights to Piggyback Registrations contained in Section 3 hereof, except that if the managing underwriters of such offering advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the provisions of Section 3(b) hereof shall not apply to such offering, and instead the Company shall include in such registration the maximum number of securities which such underwriters advise can be sold in such offering allocated (x) first, equally among the Company, on the one hand, and the Holders as a group, on the other hand (allocated among such Holders pro rata on the basis of the number of shares requested to be registered by such Holders), so as to include in such registration up to the full number of securities requested to be included therein by each of the Company and the Holders, (y) second, if the number of shares included therein pursuant to the foregoing clause (x) equals the total number of shares requested to be included therein by the Holders as a group or the Company, such additional number of shares requested to be included therein by the Company or the Holders (allocated among such holders pro rata on the basis of the number of shares requested to be registered by such holders), respectively, and (z) third, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders. In the event that the Company so elects to effect such a primary registration after receiving a request for such a Demand Registration, such registration shall not count as one of the permitted Demand Registrations of the Holders who requested such registration.

      (h)  Effective Period of Demand Registrations.  After any Demand
           ----------------------------------------
Registration filed pursuant to this Agreement has become effective, the Company shall use its best efforts to keep such Demand Registration effective for a period equal to 90 days from the date on which the SEC declares such Demand Registration effective (or if such Demand Registration is not effective during any period within such 90 days, such 90-day period shall be extended by the number of days during such period when such Demand Registration is not effective), or such shorter period which shall terminate when all of the Registrable Common Stock covered by such Demand Registration has been sold pursuant to such Demand Registration. If the Company shall withdraw any Demand Registration pursuant to subsection (d) of this Section 2 (a "Withdrawn Demand Registration"), the Holders of the Registrable Common Stock remaining unsold and originally covered by such Withdrawn Demand Registration shall be entitled to a replacement Demand Registration which (subject to the provisions of this Section
2) the Company shall use its best efforts to keep effective for a period commencing on the effective date of such Demand Registration and ending on the earlier to occur of the date (i) which is 90 days from the effective date of such Demand Registration and (ii) on which all of the Registrable Common Stock covered by such Demand Registration has been sold. Such additional Demand Registration otherwise shall be subject to all of the provisions of this Agreement.

      3.  Piggyback Registrations.

      (a)  Right to Piggyback.  Whenever the Company proposes to register any of
           ------------------
its equity securities (other than Registrable Common Stock) under the Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any successor forms thereto), whether for its own account or for the account of one or more securityholders of the Company, and the registration form to be used may be used for any registration of Registrable Common Stock (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within 10 business days after its receipt of notice of any exercise of other demand registration rights) to all Holders of its intention to effect such a registration and, subject to Sections 3(b) and 3(c), shall include in such registration all Registrable Common Stock with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

      (b)  Priority on Primary Registrations.  If a Piggyback Registration is an
           ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Common Stock pro rata among the Holders of such Registrable Common Stock on the basis of the number of shares requested to be registered by such Holders, and (iii) third, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders.

      (c)  Priority on Secondary Registrations.  If a Piggyback Registration is
           -----------------------------------
an underwritten secondary registration on behalf of a holder of the Company's securities other than Registrable Common Stock, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company shall include in such registration (i) first the securities requested to be included therein by the holders requesting such registration and the Registrable Common Stock requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders, and (ii) second, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders.

      (d)  Selection of Underwriters.  If any Piggyback Registration is an
           -------------------------
underwritten primary offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

      (e)  Other Registrations.  If the Company has previously filed a
           -------------------
registration statement with respect to Registrable Common Stock pursuant to
Section 2 hereof or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Company shall not be obligated to cause to become effective any other registration of any of its securities under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three months has elapsed from the effective date of such previous registration.

      4.  Holdback Agreements.

     (a) Each Holder agrees not to offer, sell, contract to sell or otherwise dispose of any shares of Common Stock, shares of Convertible Preferred Stock or any securities that represent the right to receive shares of Common Stock or Convertible Preferred Stock during the 10 days prior to and the 90 days beginning on the effective date of any underwritten primary or secondary offering of equity securities of the Company (including, but not limited to, any underwritten Demand Registration or any underwritten Piggyback Registration whether or not shares of Registrable Common Stock are included (except as part of such underwritten registration)) unless the underwriters managing the offering otherwise agree, in each case to the extent timely notified of such offering in writing by the Company or by the managing underwriter or underwriters. The Company and the Holders agree that the provisions of this
Section 4(a) shall be enforceable by such underwriter(s) against any Holder, it being understood that such underwriter(s) are intended third party beneficiaries hereof and, if so requested by such underwriter(s), each Holder agrees to execute and deliver to such underwriter(s) such agreements and instruments, in form and substance reasonably satisfactory to such underwriter(s), further evidencing such Holder's agreement not to sell such securities during such period.

     The foregoing paragraph shall not apply to (i) any Holder to the extent such Holder is prohibited by applicable law from agreeing to withhold its securities from sale, (ii) any transfer by a Holder to an affiliate of such Holder or to any other transferee in a private transaction not requiring registration under the Securities Act provided,
                                      --------
that such affiliate or other transferee acknowledges in writing that it is bound by the provisions of this Section 4(a) or (iii) any Holder, with respect to any offering, if such Holder, immediately prior to the effective date of such offering, beneficially owns together with all of its affiliates less than 3.0% of the amount of Common Stock (including shares of Common Stock issuable upon conversion of the Convertible Preferred Stock) being sold in such offering.

     (b) Subject to Section 2(g) hereof, the Company agrees not to effect any registration with respect to any public offer, sale or distribution of any of its equity securities during the 10 days prior to and during the 90 days beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or S-4 or any successor forms thereto) unless the underwriters managing the registered public offering otherwise agree.

      5.  Registration Procedures.

     Whenever the Holders request that any Registrable Common Stock be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Common Stock in accordance with the intended methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

     (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Common Stock and use its best efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders of Registrable Common Stock covered by such Registration Statement and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and, if requested by such Holders, the exhibits incorporated by reference, and such Holders shall have the opportunity to object to any information pertaining solely to such Holders that is contained therein and the Company will make the corrections reasonably requested by such Holders with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

     (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than 90 days, in the case of a Demand Registration, or such shorter period as is necessary to complete the distribution of the securities covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

     (c) furnish to each seller of Registrable Common Stock such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Common Stock owned by such seller;

     (d) use its best efforts to register or qualify such Registrable Common Stock under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Common Stock owned by such seller (provided, that the Company will not be required to (i) qualify generally
        --------
to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Common Stock, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Common Stock, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) in the case of an underwritten offering, enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of number of shares of the Registrable Common Stock being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Common Stock (including, without limitation, effecting a stock split or a combination of shares and using its best efforts to cause members of management of the Company to participate on a reasonable basis in customary "road-show" activities to the extent required by the underwriters consistent with the Company's most recent experience in connection with an offering of its equity securities and with a view to maximizing the price of the Common Stock sold in such offering) and cause to be delivered to the underwriters and the sellers, if any, opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may request and addressed to the underwriters and the sellers;

     (g) make available, for inspection by any seller of Registrable Common Stock, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

     (h) use its best efforts to cause all such Registrable Common Stock to be listed on each securities exchange on which securities of the same class issued by the Company are then listed or, if no such similar securities are then listed, on the Nasdaq Stock Market or a national securities exchange selected by the Company;

     (i) provide a transfer agent and registrar for all such Registrable Common Stock not later than the effective date of such Registration Statement;

     (j) cause to be delivered, immediately prior to the effectiveness of the Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Common Stock sold pursuant thereto), letters from the Company's independent certified public accountants addressed to each selling Holder and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

     (k) make generally available to the Holders a consolidated earnings statement (which need not be audited) for the 12 months beginning after the effective date of a registration statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act;

     (l) promptly notify each seller of Registrable Common Stock and the underwriter or underwriters, if any:

               (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

               (ii) of any written request by the SEC for amendments or supplements to the Registration Statement or Prospectus;

               (iii) of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

               (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Common Stock for sale under the applicable securities or blue sky laws of any jurisdiction.

     At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regu-lations adopted by the SEC thereunder, and take such further action as any Holder or Holders may reasonably request, all to the extent required to enable such Holders to be eligible to sell Registrable Common Stock pursuant to Rule 144 (or any similar rule then in effect).

     The Company may require each seller of Registrable Common Stock as to which any registration is being effected to furnish to the Company any other information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each seller of Registrable Common Stock agrees by having its stock treated as Registrable Common Stock hereunder that, upon notice of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, such seller will forthwith discontinue disposition of Registrable Common Stock until such seller is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 5(e) hereof, and, if so directed by the Company, such seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such seller's possession, of the Prospectus covering such Registrable Common Stock current at the time of receipt of such notice. If the Company shall give any notice to suspend the disposition of Registrable Common Stock pursuant to a Prospectus, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date such seller either is advised by the Company that the use of the Prospectus may be resumed or receives the copies of the supplemented or amended Prospectus contemplated by Section 5(e).

      6.  Registration Expenses.

     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing application fees, printing expenses, transfer agent's and registrar's fees, cost of distributing prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called "Registration Expenses") (but not including any underwriting discounts or commissions attributable to the sale of Registrable Common Stock or fees and expenses of more than one counsel representing the Holders of Registrable Common Stock or any other selling expenses incurred in connection with the sale of Registrable Common Stock), shall be borne by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which they are to be listed.

     (b) In connection with each registration initiated hereunder (whether a Demand Registration or a Piggyback Registration), the Company shall reimburse the Holders covered by such registration or sale for the reasonable fees and disbursements of one law firm chosen by the Holders of a majority of the number of shares of Registrable Common Stock included in such registration or sale.

     (c)  The obligation of the Company to bear the expenses described in
Section 6(a) and to reimburse the Holders for the expenses described in Section 6(b) shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur; provided, however, that Registration Expenses for any registration
       --------
statement withdrawn solely at the request of a Holder of Registrable Common Stock (unless withdrawn following postponement of filing by the Company in accordance with Section 2(e)(i) or (ii)) or any supplements or amendments to a registration statement or prospectus resulting from a misstatement furnished to the Company by a Holder shall be borne by such Holder.

      7.  Indemnification.

     (a) The Company agrees to indemnify, to the fullest extent permitted by law, each Holder, its officers, directors and affiliates and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supple-ment thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

     (b) In connection with any Registration Statement in which a Holder of Registrable Common Stock is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use in the Registration Statement; provided, however, that the obligation to indemnify shall be several,
           --------
not joint and several, among such Holders and the liability of each such Holder shall be in proportion to and limited to the net amount received by such Holder from the sale of Registrable Common Stock pursuant to such Registration Statement.

     (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations thereunder.

     (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

     (e) If the indemnification provided for in or pursuant to this Section 7 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any selling Holder be greater in amount than the amount of net proceeds received by such Holder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(a) or 7(b) hereof had been available under the circumstances.

     8.  Participation in Underwritten Registrations.

     No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     9.  Rule 144.

     The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Common Stock, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any Holder may reasonably request, to the extent required to enable such Holder to sell Registrable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

      10.  Miscellaneous.

      (a)  No Inconsistent Agreements.  The Company shall not hereafter enter
           --------------------------
into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement.

      (b)  Remedies.  The parties agree and acknowledge that the rights granted
           --------
to the parties hereunder are valuable and unique and that any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without the posting of any bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

      (c)  Amendments and Waivers.  Except as otherwise provided herein, the
           ----------------------
provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of Holders of a majority of the number of shares of Registrable Common Stock then outstanding; provided, however, that if such prohibited action or omission does not
--------
adversely affect the rights of all of the Holders, the Company shall not be required to obtain the consent of any such Holder not adversely affected thereby.

      (d)  Successors and Assigns.  All covenants and agreements in this
           ----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including any Person to whom Registrable Common Stock are transferred) and all of the Holders whether so expressed or not.

      (e)  Severability.  Whenever possible, each provision of this Agreement
           ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or this Agreement.

      (f) Counterparts. This Agreement may be executed simultaneously in
          ------------
counterparts, each of which shall constitute an original, but both of which taken together shall constitute one and the same Agreement.

      (g)  Descriptive Headings.  The descriptive headings of this Agreement are
           --------------------
inserted for convenience only and do not constitute a part of this Agreement.

      (h)  Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of New York, without giving effect to conflict of laws rules.

      (i)  Notices.  All notices, demands or other communications to be given
           -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally or by overnight courier or similar courier to the recipient, (ii) by facsimile transmission (receipt of which is confirmed) or (iii) three business days after being mailed by certified or registered mail, return receipt requested and postage prepaid, properly addressed, to the recipient. Such notices, demands and other communications shall be sent as follows:

          (1)  If to the Company:

               Samsonite Corporation
               11200 East 45th Avenue
               Denver, CO  80239
               Attention:  General Counsel
               Facsimile No.: (303) 373-6406

               with a copy to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               919 Third Avenue
               New York, New York  10022
               Attention:  Gregory A. Fernicola, Esq.
               Facsimile No.:  (212) 735-2000

          (2)  If to Apollo:

               Apollo Advisors, L.P.
               2 Manhattanville Road
               Purchase, New York  10577
               Facsimile No.: (212) 261-4070

          (3)  If to any other Holder:

               at the address or facsimile number indicated on the books of the Company or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement, effective as of April 7, 1999.


                         SAMSONITE CORPORATION



                         By: Steve Armstrong
                            ----------------
                            Name:   Steve Armstrong
                            Title:  General Counsel


                         APOLLO INVESTMENT FUND, L.P.

                         By:  Apollo Advisors, L.P.,
                              Its General Partner

                              By:   Apollo Capital Management, Inc.,
                                    Its General Partner



                              By: Robert H. Falk
                                 ---------------
                                 Name:  Robert H. Falk
                                 Title: Vice President